BLACKROCK MONEY MARKET FUNDS

BlackRock Funds

  Money Market Portfolio
  U.S. Treasury Money Market Portfolio
  Municipal Money Market Portfolio
  New Jersey Municipal Money Market Portfolio
  North Carolina Municipal Money Market Portfolio
  Ohio Municipal Money Market Portfolio
  Pennsylvania Municipal Money Market Portfolio
  Virginia Municipal Money Market Portfolio

BlackRock Liquidity Funds

  TempFund
  TempCash
  FedFund
  T-Fund
  Federal Trust Fund
  Treasury Trust Fund
  MuniFund
  MuniCash
  California Money Fund
  New York Money Fund

BlackRock Financial Institutions Series Trust

  BlackRock Summit Cash Reserves Fund

BlackRock Series Fund, Inc.

  BlackRock Money Market Portfolio

BlackRock Variable Series Funds, Inc.

  BlackRock Money Market V.I. Fund

Merrill Lynch U.S. Treasury Money Fund
Merrill Lynch U.S.A. Government Reserves
Merrill Lynch Ready Assets Trust

CMA Multi-State Municipal Series Trust

  CMA Arizona Municipal Money Fund
  CMA California Municipal Money Fund
  CMA Connecticut Municipal Money Fund
  CMA Florida Municipal Money Fund
  CMA Massachusetts Municipal Money Fund
  CMA Michigan Municipal Money Fund
  CMA New Jersey Municipal Money Fund
  CMA New York Municipal Money Fund
  CMA North Carolina Municipal Money Fund
  CMA Ohio Municipal Money Fund
  CMA Pennsylvania Municipal Money Fund

Merrill Lynch Retirement Series Trust

  Merrill Lynch Retirement Reserves Money Fund

Merrill Lynch Funds for Institutions Series

  Merrill Lynch Premier Institutional Fund
  Merrill Lynch Institutional Fund
  Merrill Lynch Select Institutional Fund
  Merrill Lynch Treasury Fund
  Merrill Lynch Government Fund
  Merrill Lynch Institutional Tax-Exempt Fund

WCMA Tax-Exempt Fund
WCMA Money Fund
WCMA Treasury Fund
WCMA Government Securities Fund
CMA Money Fund
CMA Treasury Fund
CMA Government Securities Fund
CMA Tax-Exempt Fund

Supplement Dated October 9, 2008 to the
Prospectuses of the Funds Listed Above
(each, a “Fund” and collectively, the “Funds”)

The U.S. Treasury Department has established a Temporary Guarantee Program (“Program”) for money market funds. Under the Program, the U.S. Treasury will guarantee to investors in participating money market funds that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund’s net asset value per share falls below $0.995, commonly referred to as “breaking the buck.” The Board of Directors/Trustees of each Fund has determined that it would be in the best interests of the Fund to participate in the Program.

Each Fund pays its own fees required to participate in the Program. For the initial three months of the Program (ending December 18, 2008), each Fund has paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008.

The Program provides coverage to shareholders of each Fund for amounts that they held in the Fund as of the close of business on September 19, 2008. Any increase in the number of shares of a Fund held in an account after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of a Fund for a new account after the close of business on September 19, 2008 will not be guaranteed. In the event that shares held as of close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date the guarantee is triggered.

The Program is designed to address temporary dislocations in credit markets. The Program will exist for an initial three month term beginning September 19, 2008, after which the Secretary of the Treasury will review the need and terms for extending the Program. If the Program is extended, each Fund’s Board of Directors/Trustees would have to renew the Fund’s participation at the extension point to maintain coverage and pay additional fees required in connection with any renewal beyond the Program’s initial three month term. If the Secretary chooses not to renew the Program at the end of the initial three month period, the Program will terminate. Guarantee payments under the Program will not exceed the amount available within the U.S. Treasury Department’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion.

Neither this prospectus supplement, the above-referenced prospectuses nor any Fund itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department. As of the date of this supplement, additional information about the Program, including the consequences of a Fund’s triggering the guarantee, is available at http://www.ustreas.gov./. More specific information or additional information can be obtained by going to www.blackrock.com or the corresponding Fund website.

CODE # BRMM-PRO-SUP-1008